UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 29, 2004

ENPATH MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-19467	41-1533300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 Highway 55 West Plymouth, MN		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 559-2613

Items 1-6, 8, and 10-12 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1

Comments of James D. Hartman, Chief Executive Officer of Enpath Medical, Inc., and other officers of Enpath Medical, Inc. in connection with the Company’s April 29, 2004 Annual Meeting of Shareholders.

99.2	Slide presentation used by James D. Hartman and other officers in conjunction with comments to shareholders at the 2004 Annual Meeting of Shareholders.

ITEM 9.  REGULATION FD DISCLOSURE

Enpath Medical, Inc. (the “Company”) furnishes as Exhibit 99.1 to this Form 8-K, the comments of James D. Hartman, Chief Executive Officer of the Company, and other officers of the Company that they will present to shareholders at the Company’s April 29, 2004 Annual Meeting of Shareholders.  In addition, the Company also furnishes as Exhibit 99.2 to this Form 8-K, the slide presentation that will be used by in conjunction with the comments to shareholders at the Annual Meeting.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: April 29, 2004	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer